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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 15, 2001

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (888) 279-3457
              (Registrant's telephone number, including area code)

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         ITEM 5.  OTHER EVENTS.

         On October 15, 2001, Bank of America Corporation (the "Registrant") announced financial results for the third quarter ended September 30, 2001, reporting operating earnings of $2.09 billion and diluted operating earnings per common share of $1.28. Net income for the third quarter ended September 30, 2001 was $841 million, or $0.51 per share (diluted). A copy of the press release announcing the Registrant's results for the third quarter ended September 30, 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              The following exhibits are filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated October 15, 2001 with respect to the Registrant's financial results for the third quarter ended September 30, 2001

         99.2 Supplemental Information prepared for use on October 15, 2001 in connection with financial results for the third quarter ended September 30, 2001

         ITEM 9.  REGULATION FD DISCLOSURE.

         On October 15, 2001, the Registrant held an investor conference and webcast to disclose financial results for the third quarter ended September 30, 2001. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Supplemental Information is presented as of October 15, 2001, and the Registrant does not assume any obligation to correct or update said information in the future.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BANK OF AMERICA CORPORATION

                                 By:  /s/ Marc D. Oken
                                    --------------------------------------------
                                          Marc D. Oken
                                          Executive Vice President and
                                           Principal Financial Executive

Dated: October 15, 2001

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                                  EXHIBIT INDEX

         EXHIBIT NO.              DESCRIPTION OF EXHIBIT

         99.1 Press Release dated October 15, 2001 with respect to the Registrant's financial results for the third quarter ended September 30, 2001

         99.2 Supplemental Information prepared for use on October 15, 2001 in connection with financial results for the third quarter ended September 30, 2001